UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]      Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On April 28, 2011, Ante5, Inc., a Delaware corporation (the “Company”) entered into an asset purchase agreement (“5a - Donkey”) with Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”), dated April 27, 2011, to acquire all of the Sellers’ right, title and interest in and to those certain oil and gas mineral leases comprising approximately 3,837 net acres of undeveloped oil and gas properties located in Dunn County, North Dakota, in consideration for a total of $2,685,900 of cash, payable in full at the closing, plus 2,302,200 shares of the common stock of the Company, issuable to the Sellers within five business days after the closing.  The closing of the purchase and sale of the assets is expected to occur upon the satisfaction or waiver of the conditions set forth in 5a - Donkey, but no later than May 5, 2011, unless the Sellers and the Company mutually agree in writing to extend the closing date.  The Sellers are already shareholders of the Company by virtue of prior sales of mineral leases by them to the Company as reported in our reports on Form 8-K filed with the Securities and Exchange Commission dated November 12, 2010, March 1, 2011 and March 16, 2011.  A copy of 5a - Donkey is attached to this Report as Exhibit 10.1.

On April 28, 2011, the Company entered into another asset purchase agreement (the “5B - IRS”) with the Sellers, dated April 27, 2011, to acquire all of the Sellers’ right, title and interest in and to those certain oil and gas mineral leases comprising approximately 4,187 net acres of undeveloped oil and gas properties located in the counties of Billings and Stark, North Dakota, in consideration for a total of $3,349,552 of cash, payable in full at the closing, plus 1,395,647 shares of the common stock of the Company, issuable to the Sellers within five business days after the closing.  The closing of the purchase and sale of assets is expected to occur upon the satisfaction or waiver of the conditions set forth in 5B - IRS, but no later than June 24, 2011, unless Sellers and the Company mutually agree in writing to extend the closing date.  The Sellers are already shareholders of the Company by virtue of prior sales of mineral leases by them to the Company as reported in our reports on Form 8-K filed with the Securities and Exchange Commission dated November 12, 2010, March 1, 2011 and March 16, 2011.  A copy of 5B - IRS is attached to this Report as Exhibit 10.2.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)           Exhibits

10.1.	Asset Purchase Agreement with Sellers, dated as of April 27, 2011.

10.2	Asset Purchase Agreement with Sellers, dated as of April 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTE5, INC.
(Registrant)

  Date:  May 4, 2011
/s/  Bradley Berman, Chief Executive Officer
     Bradley Berman, Chief Executive Officer